                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of In Home Health Inc. (the "Company") delivered pursuant to the Company's 1995 Stock Option Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of June, 1996.

                                  /S/ Mark L. Gildea
                                  -----------------------------------
                                  Mark L. Gildea
                                  Chief Executive Officer and Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of In Home Health Inc. (the "Company") delivered pursuant to the Company's 1995 Stock Option Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of June, 1996.

                                  /S/ Judy M. Figge
                                  -----------------------------------
                                  Judy M. Figge
                                  President and Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of In Home Health Inc. (the "Company") delivered pursuant to the Company's 1995 Stock Option Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of June, 1996.

                                  /S/ Kenneth J. Figge
                                  -----------------------------------
                                  Kenneth J. Figge
                                  Executive Vice President,
                                  Chief Financial Officer,
                                  Secretary, and Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of In Home Health Inc. (the "Company") delivered pursuant to the Company's 1995 Stock Option Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of June, 1996.

                                  /S/ James J. Lynn
                                  -----------------------------------
                                  James J. Lynn
                                  Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of In Home Health Inc. (the "Company") delivered pursuant to the Company's 1995 Stock Option Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of June, 1996.

                                  /S/ Joseph Buckley
                                  -----------------------------------
                                  Joseph Buckley
                                  Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES H. REMPE his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of In Home Health Inc. (the "Company") delivered pursuant to the Company's 1995 Stock Option Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of June, 1996.

                                  /S/ Donald D. Tomasso
                                  -----------------------------------
                                  Donald C. Tomasso
                                  Director